UBS PAINEWEBBER CASHFUND

      Supplement to the Prospectus and Statement of Additional Information
                               dated July 29, 2002

                                                                    June 9, 2003

Dear Investor,

This is a supplement to the Prospectus and Statement of Additional Information of the above listed fund. The purpose of the supplement is to notify you of the following changes:

o UBS PaineWebber Inc. has been renamed "UBS Financial Services Inc." (UBS Financial Services is a service mark of UBS AG.)

o    UBS PaineWebber Cashfund, Inc. has been renamed "UBS Cashfund Inc."

For more information on your fund, please contact your Financial Advisor.

                                                                   Item # ZS-178